UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 August 15, 2005

                           GIANT JR. INVESTMENTS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-32923                                           33-0198542
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 2575 McCabe Way
                            Irvine, California 92614
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (949) 489-1711
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 3 - Securities and Trading Markets

ITEM 3.03 UNREGISTERED SALES OF EQUITY SECURITIES

On August 15, 2005, the registrant entered into a Securities Purchase Agreement (the "Agreement") to sell 3,000,000 shares of its common stock (the "Shares") to Smart Energy Group, Inc., a Nevada corporation, for $300,000 or $.10 per share, payable on or before August 26, 2005.. On the date of the execution, the bid price of the common stock was $.17. Trading in the registrant's stock is minimal and the Board of Directors believes the $.10 per share price for restricted shares is fair and equitable. The Shares to be issued will represent approximately 68% of the outstanding common stock of the registrant.

Exemption from the registration provisions of the Securities Act of 1933 for the above transaction is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transaction (a) did not involve any public offering (b) the securities issued are restricted and the certificates have legends affixed thereto (c) the purchaser acquired the Shares without a view to distribute, and (d) the purchaser is a sophisticated investor with access to the kind of information registration would provide.

Section 5 - Corporate Governance and Management

ITEM 5.01 Changes in Control of Registrant

      1. Smart Energy Group, Inc., a Nevada corporation acquired control of registrant.

      2. Control will be acquired, assuming timely payment of the balance of the purchase price, on August 26, 2005 pursuant to a Stock Purchase Agreement wherein Smart Energy Group, Inc. purchased 3,000,000 shares of the registrant's common stock for $300,000.

      3. The acquisition of the 3,000,000 shares will represent approximately 68% of the issued and outstanding common stock of the registrant.

      4. The amount of consideration to be paid for the Shares will be $300,000.

      5. The source of funds will be from Smart Energy Group, Inc.'s bank account. No borrowed money will be used to acquire the Shares.

      6.    The control shares will be new issue sold by the registrant.

      7. There are no arrangements or understandings among members of the former and new control group and their associates with respect to election of directions or other matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GIANT JR. INVESTMENTS CORP.
                                        ---------------------------
                                        REGISTRANT

                                        By:  /s/ Javan Khazali
Date:  August 19, 2005                       -----------------------------------
                                        Name:    Javan Khazali
                                                 Chief Executive Officer

                                  End of Filing